SSGA ACTIVE TRUST

State Street® Galaxy Digital Asset Ecosystem ETF

State Street® Galaxy Hedged Digital Asset Ecosystem ETF

State Street® Galaxy Transformative Tech Accelerators ETF

(collectively, the “Funds”)

Supplement dated October 23, 2026, to the Prospectus, Summary Prospectuses and Statement of

Additional Information (“SAI”), each dated March 1, 2026, as may be supplemented from time to time.

Effective October 26, 2026 (the “Effective Date”), Christopher Rhine of Galaxy Digital Capital Management LP (the “Sub-Adviser”), the investment sub-adviser to the Funds, will no longer serve as a portfolio manager of the Funds. Accordingly, as of the Effective Date, all references to Mr. Rhine as a portfolio manager of the Funds in the Prospectus, Summary Prospectuses, and SAI are deleted.

Paul Cappelli, also of the Sub-Adviser, will continue to serve in his role as portfolio manager to each of the Funds.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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